UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 28, 2020

TravelCenters of America Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-33274 (Commission file number)	20-5701514 (IRS Employer Identification No.)

24601 Center Ridge Road Westlake, Ohio		44145-5639
(Address of principal executive offices)		(Zip Code)

(440) 808-9100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Common Stock, $0.001 Par Value Per Share	TA	The Nasdaq Stock Market LLC
8.25% Senior Notes due 2028	TANNI	The Nasdaq Stock Market LLC
8.00% Senior Notes due 2029	TANNL	The Nasdaq Stock Market LLC
8.00% Senior Notes due 2030	TANNZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of TravelCenters of America Inc. (the “Company”) has appointed Peter J. Crage as Executive Vice President, Chief Financial Officer and Treasurer of the Company, effective March 2, 2020.

Mr. Crage, age 58, most recently served as Chief Financial Officer of Diamond Resorts, an international timeshare organization, from August 2017 until October 2018. From September 2015 to August 2017, Mr. Crage served as Chief Financial Officer of SeaWorld Entertainment, Inc., a theme park and entertainment company. Prior to SeaWorld, Mr. Crage served as Chief Financial Officer of Extended Stay America, Inc., an operator of an economy, extended-stay hotel chain, from July 2011 to July 2014. Previously, from August 2004 to June 2011, Mr. Crage served as Executive Vice President and Chief Financial Officer of Cedar Fair Entertainment Company, a theme park and entertainment company.

Mr. Crage has advised us that he has no arrangements or understandings with any other person pursuant to which he was appointed Executive Vice President, Chief Financial Officer and Treasurer of the Company.  He also advised us that he has no family relationships with any director, executive officer or any person nominated or chosen by us to become a director or executive officer of the Company.

In connection with his appointment as Executive Vice President, Chief Financial Officer and Treasurer, the Compensation Committee of the Board (the “Compensation Committee”) set Mr. Crage’s annual base salary at $300,000. Mr. Crage will also receive a relocation payment of $50,000, which would be refundable in certain circumstances. In addition, the Compensation Committee granted Mr. Crage 13,500 shares of the Company’s common stock, which will vest in five equal annual installments, with the first installment having vested on the date of grant.  Mr. Crage will be eligible for bonuses and future share grants in amounts to be determined in the discretion of our Compensation Committee or Board of Directors, as applicable.

In connection with his appointment, the Company plans to enter into an indemnification agreement with Mr. Crage, effective March 2, 2020, on substantially the same terms as the indemnification agreements the Company previously entered into with the Company’s other executive officers. The Company has previously filed a form of this indemnification agreement as Exhibit 10.57 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission (the “SEC”) on February 25, 2020 (the “Annual Report”), which is incorporated herein by reference.

Effective March 2, 2020, Mr. Crage will also become a Senior Vice President of The RMR Group LLC (“RMR LLC”), which provides management services to the Company. Mr. Crage will receive separate compensation from RMR LLC for services to RMR LLC and will be eligible to receive equity compensation from RMR LLC’s managing member, The RMR Group Inc. (“RMR Inc.”), and certain companies to which RMR LLC provides management services.

On February 28, 2020, William E. Myers, the Company’s then Executive Vice President, Chief Financial Officer and Treasurer resigned effective that day.

Also effective February 28, 2020, Barry A. Richards will no longer serve as the Chief Operating Officer of the Company or as an officer or employee of RMR LLC, but will remain President of the Company.

Information Regarding Certain Relationships and Related Person Transactions

RMR LLC provides certain services we require to operate our business. We have a business management agreement with RMR LLC, which relates to various aspects of our business generally. One of our Managing Directors and our Board Chair, Adam D. Portnoy, is a managing director, president and chief executive officer and controlling shareholder (through ABP Trust) of RMR Inc. and an officer and employee of RMR LLC. Mr. Portnoy also owns membership units of RMR LLC (through ABP Trust). Our other Managing Director and Chief Executive Officer, Jonathan M. Pertchik also serves as an officer and employee of RMR LLC. Certain of our Independent Directors also serve as independent directors or independent trustees of other companies to which RMR LLC or its affiliates provide management services. Adam D. Portnoy also serves as a managing director, managing trustee, director, trustee and/or board chair of these companies. In addition, officers of RMR LLC and RMR Inc. serve as officers of the Company and officers of other companies to which RMR LLC or its affiliates provide management services.

For further information regarding the relationships described above and other such relationships and related party transactions, please see the Annual Report, the definitive Proxy Statement for the Company’s 2019 Annual Meeting of Shareholders (the “Proxy Statement”), and the Company’s other filings with the SEC, including: (i) Notes 13 and 14 to the Consolidated Financial Statements included in the Annual Report and the sections captioned “Business,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Related Party Transactions” and “Warning Concerning Forward Looking Statements” of the Annual Report and (ii) the section captioned “Related Person Transactions” and the information regarding the Directors and executive officers in the Proxy Statement. In addition, please see the section captioned “Risk Factors” of the Annual Report for a description of risks that may arise as a result of these and other related person transactions and relationships. The Company’s filings with the SEC and copies of certain of the Company’s agreements with these related parties, including the Company’s business management agreement with RMR LLC, are publicly available as exhibits to its public filings with the SEC and accessible at the SEC’s website, www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2020	TravelCenters of America Inc.

	By:	/s/ Jonathan M. Pertchik
Jonathan M. Pertchik
Chief Executive Officer